Commitments	12 Months Ended
Apr. 30, 2024
Commitments
Commitments

16. Commitments

On November 17, 2021, as amended on June 11, 2024, the Company entered into agreements with CGN Global Uranium Ltd ("CGN"), pursuant to which the Company agreed to purchase an aggregate 500,000 pounds U3O8 at a weighted average price of US$47.71 per pound, of which 300,000 pounds U3O8 were delivered in October 2023. The deliveries of the remaining 200,000 pounds U3O8 for a total payment of approximately $13 million are required in July 2024 and April 2025. Payment of $6.5 million was made subsequent to April 30, 2024.

In February 2024, the Company entered into agreements to purchase 250,000 pounds U3O8 at a weighted average price of US$103.20 per pound for a total consideration of approximately $36 million. The deliveries and payments for such uranium are due in May 2024 and September 2024. Payment of approximately $14 million for 100,000 pounds U3O8 was made subsequent to April 30, 2024.